UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   February 22, 2005

TENNANT COMPANY

(Exact name of registrant as specified in its charter)

Minnesota	1-16191	41-0572550

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

701 North Lilac Drive, P.O. Box 1452 Minneapolis, Minnesota		55440

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code   (763) 540-1200

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17

Item 2.02.	Results of Operations and Financial Condition.

                                On February 22, 2005, Tennant Company (the “Company”) issued the news release that is attached hereto as Exhibit 99 and incorporated herein by reference.

                                This news release includes presentations of non-GAAP measures that include or exclude unusual or non-recurring items. For each non-GAAP measure, the news release also provides the most directly comparable GAAP measure and a reconciliation of the non-GAAP measure to the GAAP measure. Management believes that the non-GAAP measures provide useful information to investors regarding the Company’s results of operations and financial condition because they permit a more meaningful comparison and understanding of the Company’s operating performance for the current, past or future periods. Management uses these non-GAAP measures to monitor and evaluate ongoing operating results and trends and to gain an understanding of the comparative operating performance of the Company.

Item 9.01.

(c)	Exhibits. The following exhibit is furnished herewith:

99	News Release dated February 22, 2005.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TENNANT COMPANY
Dated: February 22, 2005	/s/	Eric A. Blanchard

Eric A. Blanchard Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit	Description	Method of Filing
99	News Release dated February 22, 2005	Filed Electronically